UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

July 19, 2017

Algodon Wines & Luxury Development Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-55209	52-2158952
State of	Commission File	IRS Employer
Incorporation	Number	Identification No.

135 Fifth Ave., 10th Floor

New York, NY 10010

Address of principal executive offices

212-739-7650

Telephone number, including

Area code

 Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events.

On July 19, 2017, the Board of Directors of Algodon Wines & Luxury Development Group, Inc. (the “Company”) declared a quarterly cumulative cash 8% dividend in the total amount of $60,514.71 to the holders of record of the Company’s Series B Convertible Preferred Stock as of the quarter ended June 30, 2017. The dividend will be paid on July 21, 2017.

On July 20, 2017, the Company also sent an email to its stockholders announcing that Algodon Wine Estate’s Malbec is now featured at Restaurant Gordon Ramsay. A copy of the email content is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1      Email content, sent July 20, 2017, issued by the Company announcing Algodon Wine Estate’s Malbec Featured at Restaurant Gordon Ramsay.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 20th day of July 2017.

Algodon Wines & Luxury Development
Group, Inc.

By:	/s/ Scott L. Mathis
Scott L. Mathis, President & CEO